Summary Prospectus May 1, 2026
Voya U.S. Bond Index Portfolio

Class/Ticker: ADV/ILUAX; I/ILBAX; S/ILABX; S2/IUSBX
Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. For free paper or electronic copies of the Prospectus and other portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to https://individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2026, and the audited financial statements that are included in the portfolio’s shareholder report dated December 31, 2025 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index (“Index”).
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees and expenses such as fees and expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables and examples below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or Qualified Plan or consult your plan administrator.
Annual Portfolio Operating Expenses1
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S	S2
Management Fees	%	0.37	0.37	0.37	0.37
Distribution and/or Shareholder Services (12b-1) Fees	%	0.50	None	0.25	0.40
Other Expenses	%	0.12	0.12	0.12	0.12
Total Annual Portfolio Operating Expenses	%	0.99	0.49	0.74	0.89
Waivers and Reimbursements[2]	%	(0.13)	(0.13)	(0.13)	(0.13)
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements	%	0.86	0.36	0.61	0.76
1
Expense information has been restated to reflect current contractual rates.
2
Voya Investments, LLC (the “Investment Adviser”) is contractually obligated to limit expenses to 0.86%, 0.36%, 0.61%, and 0.76% for Class ADV, Class I, Class S, and Class S2 shares, respectively, through May 1, 2027 (the “Expense Limitation Agreement”). The limitation does not extend to interest, taxes, other investment-related costs, leverage expenses, extraordinary expenses such as litigation or other expenses not incurred in the ordinary course of business, and expenses of any counsel or other persons or services retained by the directors who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended. Modification of the Expense Limitation Agreement requires written agreement signed by each of the parties and approval by the Portfolio’s Board of Directors (the “Board”). The Expense Limitation Agreement shall terminate with respect to the Portfolio upon termination of the Portfolio’s advisory agreement with the Investment Adviser, or it may be terminated by Voya Variable Portfolios, Inc. (the “Company”), without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business.
Expense Example

This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the time periods indicated. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$88	302	534	1,201
I	$37	144	261	603
S	$62	223	399	906
S2	$78	271	480	1,084
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 420% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments tied to the Index. For purposes of this 80% policy, investments tied to the Index include, without limitation, investment-grade debt instruments included in the Index; derivatives whose economic returns are, by design, closely equivalent to the returns of the Index or its components; and exchange-traded funds (“ETFs”) that track the Index. Investment grade refers to a rating given by one or more nationally recognized statistical rating organizations (e.g., rated Baa3 or above by Moody’s Ratings, or BBB- or above by S&P Global Ratings or Fitch Ratings, Inc.) or, if unrated, determined by the Portfolio to be of comparable quality. Under normal circumstances, the Portfolio invests all, or substantially all, of its assets in these securities.
The Portfolio may also invest in To Be Announced (“TBA”) purchase commitments. TBAs shall be deemed included in the Index upon entering into the contract for the TBA if the underlying securities are included in the Index.
The Portfolio may invest in other investment companies, including ETFs, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and under the terms of applicable no-action relief or exemptive orders granted thereunder (the “1940 Act”).
The Portfolio invests principally in bonds and employs a “passive management” approach designed to track the performance of the Index. The Portfolio uses quantitative and qualitative techniques to match the expected return of the Index for changes in spreads and interest rates. As a result of the process, the Portfolio will hold debt instruments in proportions that differ from those represented in the Index.
The Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes U.S. Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.
The Portfolio maintains a weighted average effective duration within one year on either side of the duration of the Index. Duration is a commonly used measure of risk in debt instruments as it incorporates multiple features of debt instruments (e.g., yield, coupon, maturity, etc.) into one number. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rates. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield-to-maturity of the debt instrument. Duration is expressed as a number of years. The bigger the duration number, the greater the interest rate risk or reward for the debt instrument prices. For example, the price of a bond with an average duration of 5 years would be expected to fall approximately 5% if market interest rates rose by 1%. Conversely, the price of a bond with an average duration of 5 years would be expected to rise approximately 5% if market interest rates dropped by 1%.
In seeking to track the performance of the Index, the Portfolio may become “non-diversified,” as defined in the 1940 Act, as a result of a change in relative market capitalizations or index weightings of one or more components of the Index. As a result, whether at any time the Portfolio will be considered “diversified” or “non-diversified” will depend largely on the make-up of the Index at the time.
The Portfolio may not always hold all of the same debt instruments as the Index. The Portfolio may also invest in futures and other derivatives as a substitute for the sale or purchase of debt instruments in the Index and to provide debt exposure to the Portfolio's cash position. Although the Portfolio attempts to track the performance of the Index, the Portfolio does not always perform exactly like the Index. Unlike the Index, the Portfolio has operating expenses and transaction costs and therefore has a performance disadvantage versus the Index.
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The sub-adviser (the “Sub-Adviser”) may sell securities for a variety of reasons, such as to rebalance and reconstitute its investments in connection with such changes in the Index, secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1∕3% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds. The principal risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk.
Concentration (Index): To the extent that the Portfolio’s index “concentrates,” as that term is defined in the 1940 Act, in the securities of a particular industry or group of industries, the Portfolio may allocate its investments to approximately the same extent as the index. As a result, the Portfolio may be more sensitive to financial, economic, business, political, regulatory, and other developments and conditions, including natural or other disasters, affecting issuers in a particular industry or group of industries, and if securities of such industry or group of industries fall out of favor, the Portfolio could underperform, or be more volatile than, a fund that is more broadly invested across industries.
Credit: The Portfolio could lose money if the issuer or guarantor of a debt instrument in which the Portfolio invests, or the counterparty to a derivative contract the Portfolio entered into, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services, or otherwise) as unable or unwilling, to meet its financial obligations. Asset-backed (including mortgage-backed) securities that are not issued by U.S. government agencies may have a greater risk of default because they are not guaranteed by either the U.S. government or an agency or instrumentality of the U.S. government. The credit quality of typical asset-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying asset, reference rate, or index, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates, liquidity risk, valuation risk, and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the asset, reference rate, or index being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment.
Index Strategy (Portfolio): The index selected may underperform the overall market. To the extent the Portfolio (or a portion of the Portfolio) seeks to track an index’s performance, the Portfolio will not use defensive positions or attempt to reduce its exposure to poor performing securities in the index. To the extent the Portfolio’s investments track its target index, the Portfolio may underperform other funds that invest more broadly. Errors in index data, index computations or the construction of the index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on the Portfolio. The correlation between the Portfolio’s performance and index performance may be affected by the Portfolio’s expenses and the timing of purchases and redemptions of the Portfolio’s shares. In addition, the Portfolio’s actual holdings might not match the index and the Portfolio’s effective exposure to index securities at any given time may not precisely correlate.
Interest Rate: A rise in market interest rates generally results in a fall in the value of bonds and other debt instruments; conversely, values generally rise as market interest rates fall. Interest rate risk is generally greater for debt instruments than floating-rate instruments. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is to changes in market interest rates. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. The U.S. Federal Reserve Board recently lowered interest rates following a period of consistent rate increases. Declining market interest rates increase the likelihood that debt instruments will be pre-paid. Rising market interest rates have unpredictable effects on the markets and may expose debt and related markets to heightened volatility. To the extent that the Portfolio invests in debt instruments, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in debt markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in debt markets. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate risks associated with interest rates, including changes in interest
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rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose debt and related markets to heightened volatility. In the case of inverse debt instruments, the interest rate paid by the debt instruments is a floating rate, which will generally decrease when the market rate of interest to which the inverse debt instruments are indexed increases and will increase when the market rate of interest to which the inverse debt instruments are indexed decreases. Changes to monetary policy by the U.S. Federal Reserve Board or other regulatory actions could expose debt and related markets to heightened volatility, interest rate sensitivity, and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investment Model: The Sub-Adviser’s proprietary investment model may not adequately take into account existing or unforeseen market factors or the interaction among such factors, including changes in how such factors interact, and there is no guarantee that the use of a proprietary investment model will result in effective investment decisions for the Portfolio. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model (including models that utilize forms of artificial intelligence, such as machine learning) can perform differently from the market, based on the investment model and the factors used in the analysis, the weight placed on each factor, and changes from the factors’ historical trends. Technical issues in the design, development, implementation, application, and maintenance of the models (e.g., stale or inaccurate data, human error, programming or other software issues, coding errors, and technology failures) may create errors or limitations that might go undetected or are discovered only after the errors or limitations have negatively impacted performance.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the prices at which it sells illiquid securities will be less than the prices at which they were valued when held by the Portfolio, which could cause the Portfolio to lose money. The prices of illiquid securities may be more volatile than more liquid securities, and the risks associated with illiquid securities may be greater in times of financial stress. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress or due to geopolitical events such as sanctions, trading halts, or wars. In addition, markets or securities may become illiquid quickly.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, trade disputes, tariffs and other restrictions on trade or economic sanctions, rapid technological developments (such as artificial intelligence technologies), and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Military action by Russia in Ukraine, the prolonged conflict between Hamas and Israel, the Iranian conflict that commenced in February 2026, and political upheaval in Venezuela have resulted, and may continue to result, in sanctions, market disruptions, declines in regional and global stock markets, unusual volatility in global commodity markets, and disruptions to energy production or transportation, including through key shipping routes, any of which could adversely affect the value of the Portfolio's investments, including beyond the Portfolio's direct exposure to issuers in the affected regions. The escalation or expansion of hostilities including the involvement of additional nations, could introduce further uncertainty and volatility in global energy, commodity, and financial markets. The extent and duration of these conflicts, related sanctions, and resulting market disruptions are impossible to predict but could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers. Recent technological developments in, and the increasingly widespread use of, artificial intelligence, including machine learning technology and generative artificial intelligence (“AI”), may pose risks to the Portfolio. For instance, the economy may be significantly impacted by the advanced development and increased regulation
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of AI. As AI is used more widely, the profitability and growth of Portfolio holdings may be impacted, which could significantly impact the overall performance of the Portfolio. The legal and regulatory frameworks within which AI operates continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of, the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets, and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Non-Diversification (Index): Depending on the composition of the Index, the Portfolio may at any time, with respect to 75% of the Portfolio’s total assets, invest more than 5% of the value of its total assets in the securities of any one issuer. As a result, the Portfolio would at that time be non-diversified, as defined in the 1940 Act. A non-diversified investment company may invest a greater percentage of its assets in the securities of a single issuer than may a diversified investment company. A non-diversified investment company is subject to the risks of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. The Portfolio may significantly underperform other mutual funds or investments due to the poor performance of relatively few securities, or even a single security, and the Portfolio’s shares may experience significant fluctuations in value.
Other Investment Companies: The main risk of investing in other investment companies, including ETFs, is the risk that the value of an investment company’s underlying investments might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the Portfolio’s expenses. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject. In addition, shares of ETFs may trade at a premium or discount to net asset value and are subject to secondary market trading risks. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and authorized participants may step away from making a market in an ETF’s shares, which could cause a material decline in the ETF’s net asset value.
Portfolio Turnover: A high portfolio turnover rate may increase transaction costs, which may lower the Portfolio’s performance and may increase the likelihood of capital gains distributions.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This risk is heightened in a falling market interest rate environment. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This risk is heightened in a rising market interest rate environment. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies, or government-sponsored enterprises. U.S. government securities are subject to market risk and interest rate risk, and may be subject to varying degrees of credit risk.
When-Issued, Delayed Delivery, and Forward Commitment Transactions: When-issued, delayed delivery, and forward commitment transactions involve the risk that the security the Portfolio buys will lose value prior to its delivery. These transactions may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio
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to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index with investment characteristics similar to those of the Portfolio for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	4th Quarter 2023	6.41%
Worst quarter:	1st Quarter 2022	-6.00%
Average Annual Total Returns %
(for the periods ended December 31, 2025)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	6.18	-1.22	1.15	N/A	3/10/2008
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
Class I	%	6.70	-0.75	1.64	N/A	3/7/2008
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
Class S	%	6.91	-0.90	1.45	N/A	3/10/2008
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
Class S2%		6.29	-1.13	1.25	N/A	2/27/2009
Bloomberg U.S. Aggregate Bond Index[1]	%	7.30	-0.36	2.01	N/A
1
The index returns do not reflect deductions for fees, expenses, or taxes.
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Portfolio Management

Investment Adviser
Voya Investments, LLC
Sub-Adviser
Voya Investment Management Co. LLC

Portfolio Managers
Sean Banai, CFA Portfolio Manager (since 5/2023)	Paul Buren, CFA Portfolio Manager (since 5/2023)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for U.S. federal income tax purposes. See the Variable Contract prospectus or the governing documents of your Qualified Plan for information regarding the U.S. federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its Investment Adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan and (2) make payments to the insurance company, broker-dealer, or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan or (2) influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Bloomberg® and the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index) are trademarks or service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Bloomberg Index (collectively, “Bloomberg”), and/or one or more third-party providers (each such provider, a “Third-Party Provider”), and have been licensed for use for certain purposes to Voya Services Company (the “Licensee”). To the extent a Third-Party Provider contributes intellectual property in connection with the Bloomberg Index, such third-party products, company names and logos are trademarks or service marks, and remain the property of such Third-Party Provider.
The financial products referenced herein (the “Financial Products”) are not sponsored, endorsed, sold or promoted by Bloomberg or any Third-Party Provider. Neither Bloomberg nor any Third-Party Provider makes any representation or warranty, express or implied, to the owners of or counterparties to the Financial Products or any member of the public regarding the advisability of investing in securities generally or in the Financial Products particularly. The only relationship between Bloomberg, Third-Party Providers, and the Licensee is the licensing of certain trademarks, trade names and service marks and of the Bloomberg Index, which is determined, composed and calculated by BISL without regard to the Licensee or the Financial Products. Bloomberg has no obligation to take the needs of the Licensee or the owners of the Financial Products into consideration in determining, composing or calculating the Bloomberg Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Financial Products to be issued. Neither Bloomberg nor any Third-Party Provider shall have any obligation or liability, including, without limitation, to the customers of the Financial Products, or in connection with the administration, marketing or trading of the Financial Products.
NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BLOOMBERG INDEX OR ANY DATA RELATED THERETO AND SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTETRRUPTIONS THEREIN. NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FINANCIAL PRODUCTS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BLOOMBERG INDEX OR ANY DATA RELATED THERETO. NEITHER BLOOMBERG NOR ANY THIRD-PARTY PROVIDER MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EACH EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE FOR USE WITH RESPECT TO THE BLOOMBERG INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, IT LICENSORS, THIRD-PARTY PROVIDERS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE PORTFOLIOS OR INDICES AND BLOOMBERG, AND THIRD-PARTY PROVIDER, THEIR LICENSORS, AND THEIR RESPSECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE BLOOMBERG INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Bloomberg Index Data Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or its licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Summary Prospectus
SPRO-471169 (0526-050126)